Exhibit 99.1

Fairmount Santrol Announces Pricing of Initial Public Offering

CHESTERLAND, Ohio, October 3, 2014 – Fairmount Santrol announced today the pricing of its initial public offering of 25,000,000 shares of common stock at $16.00 per share. The shares are expected to begin trading on the New York Stock Exchange under the symbol “FMSA” on October 3, 2014. The underwriters will have a 30-day option to purchase up to an additional 3,750,000 shares. The offering is expected to close on or about October 8, 2014, subject to customary closing conditions.

Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC; Barclays Capital Inc.; Goldman, Sachs & Co.; Jefferies LLC; J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc. and RBC Capital Markets, LLC are acting as book-running managers for the offering. The offering is being made only by means of a prospectus. Copies of the prospectus may be obtained by contacting:

Morgan Stanley & Co. LLC

Attn: Prospectus Department

180 Varick Street, 2nd Floor

New York, NY 10014

Wells Fargo Securities, LLC

Attn: Equity Syndicate Dept.

375 Park Avenue

New York, New York 10152

cmclientsupport@wellsfargo.com

(800) 326-5897

Barclays Capital Inc.

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

barclaysprospectus@broadridge.com

(888) 603-5847

To obtain a copy of the prospectus free of charge, visit the U.S. Securities and Exchange Commission’s website, www.sec.gov, and search under the registrant’s name, “FMSA Holdings Inc.” A registration statement relating to these securities has been declared effective by the SEC and is available on the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Fairmount Santrol

Fairmount Santrol, formerly Fairmount Minerals, is a leading provider of high-performance sand and sand-based products used by oil and gas exploration and production companies to enhance the productivity of their wells. The company also provides high-quality products, strong technical leadership and applications knowledge to end users in the foundry, building products, water filtration, glass, and sports and recreation markets. Its global logistics capabilities include a wide-ranging network of distribution terminals and thousands of railcars that allow the company to effectively serve customers wherever they operate. As one of the nation’s longest continuously operating mining organizations, Fairmount Santrol has developed a strong commitment to sustainable development, environmental stewardship, and operational safety. Correspondingly, the company’s motto and action orientation is: “Do good. Do well.” For more information, visit the company’s website, www.fairmountsantrol.com.

Investor contact:

Sharon Van Zeeland

Fairmount Santrol

440-279-0204

Sharon.VanZeeland@fairmountsantrol.com

Media contact:

Kellie Friery

216-241-4633

Media@fairmountsantrol.com

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the prospectus filed with the SEC in connection with our initial public offering. The risk factors and other factors noted in our prospectus could cause our actual results to differ materially from those contained in any forward-looking statement.

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